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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                       Analytic Master Fixed Income Fund

                          Institutional Class Shares

                       Supplement dated October 2, 2001
                    to the Prospectus dated April 30, 2001

The Board of Directors of UAM Funds, Inc. II has approved the liquidation of the Analytic Master Fixed Income Fund (the "Fund"). A special shareholder meeting has been called for November 9, 2001 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the Fund, as well as potential investors, should be aware that once the Plan has been approved by the Fund's shareholders, the assets of the Fund will be liquidated.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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